UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2023

Culp, Inc.

(Exact name of Registrant as Specified in Its Charter)

North Carolina	1-12597	56-1001967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1823 Eastchester Drive
High Point, North Carolina		27265
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 336 889-5161

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.05 per share	CULP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 27, 2023, Culp, Inc. (the “Company”) held its annual meeting of shareholders. At the meeting, the Company’s shareholders: (i) elected each of the eight persons listed below under Proposal 1 to serve as a director of the Company until the 2024 annual meeting, or until their successors are elected and qualified; (ii) ratified the appointment of Grant Thornton LLP as the independent auditors of the Company for fiscal 2024; (iii) voted for a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers (a “Say-on-Pay” vote); (iv) voted to recommend holding future Say-on-Pay votes at a frequency of every one year; and (v) approved the Amended and Restated Equity Incentive Plan. The following information sets forth the results of the voting at the annual meeting:

Proposal 1: To elect eight directors to serve until the 2024 annual meeting of shareholders, or until their successors are elected and qualified

Director Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
John A. Baugh	9,143,174	449,421	1,267,968
Robert G. Culp, IV	8,557,295	1,035,300	1,267,968
Perry E. Davis	8,509,290	1,083,305	1,267,968
Sharon A. Decker	7,955,351	1,637,244	1,267,968
Kimberly B. Gatling	9,137,451	455,144	1,267,968
Fred A. Jackson	8,500,871	1,091,724	1,267,968
Jonathan L. Kelly	9,140,127	452,468	1,267,968
Franklin N. Saxon	8,360,375	1,232,220	1,267,968

Proposal 2: To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for fiscal 2024

For	Against	Abstain	Broker Non-Votes
10,559,423	290,849	10,291	—

Proposal 3: Advisory vote on the Company’s named executive officers’ compensation as disclosed in the 2023 Proxy Statement (Say-on-Pay)

For	Against	Abstain	Broker Non-Votes
6,420,642	3,073,857	98,096	1,267,968

Proposal 4: Advisory vote on the frequency of future Say-on-Pay Votes

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
8,997,258	10,742	553,018	31,577	1,267,968

Consistent with the results of this advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, the Company’s Board of Directors has made the determination to continue to hold the advisory vote on the compensation of the Company’s named executive officers on an annual basis.

Proposal 5: To approve the Amended and Restated Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
7,271,006	2,225,409	96,180	1,267,968

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULP, INC.

Date:	September 28, 2023	By:	/s/ Kenneth R. Bowling
Kenneth R. Bowling Executive Vice President and Chief Financial Officer